SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                       Date of Report - February 27, 2002
                       ----------------------------------
                        (Date of Earliest Event Reported)



                              EQUITY ONE ABS, INC.
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             (Exact Name of Registrant as specified in its charter)



     Delaware                      333-53404                    52-2029487
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 (State of Incorporation)     (Commission File No.)     (IRS Employer I.D. No.)


     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
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                    (Address of principal executive offices)


Registrant's telephone number, including area code:   (302) 478-6160


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Item 5.  Other Events.
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          In  connection   with  the  issuance  of  its  Mortgage   Pass-Through
Certificates, Series 2002-1, on February 27, 2002, Equity One ABS, Inc. entered into a Pooling and Servicing Agreement dated as of January 31, 2002 (the "Pooling and Servicing Agreement"), by and among Equity One ABS, Inc., a Delaware corporation, as depositor, Equity One, Inc., a Delaware corporation, as a seller and as servicer, Equity One, Incorporated, a Pennsylvania corporation, as seller, Equity One, Inc., a Minnesota corporation, as seller, Equity One Consumer Loan Company, Inc., a New Hampshire corporation, as seller, Popular Financial Services, LLC, a Delaware limited liability company, as seller, and JPMorgan Chase Bank, a New York banking corporation, as trustee. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

          In connection with the issuance of its Mortgage Pass-Through Certificates, Series 2002-1, Equity One ABS, Inc. is filing herewith a Certificate Guaranty Insurance Policy with a corresponding Certificate Guaranty Insurance Policy Endorsement, each dated as of February 27, 2002. The Certificate Guaranty Insurance Policy and corresponding Certificate Guaranty Insurance Policy Endorsement are annexed hereto as Exhibit 99.2.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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          (a)       Not applicable.

          (b)       Not applicable.

          (c)       Exhibits:

                    99.1      Pooling  and  Servicing   Agreement  dated  as  of
                              January 31, 2002

                    99.2 Ambac Certificate Guaranty Insurance Policy and Certificate Guaranty Insurance Policy Endorsement, each dated as of February 27, 2002




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*  Capitalized  terms  used and not  otherwise  defined  herein  shall  have the meanings assigned to them in the prospectus dated August 17, 2001 and prospectus supplement dated February 21, 2002, of Equity One ABS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2002-1.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        EQUITY ONE ABS, INC.


                                        By:  /s/ James H. Jenkins
                                             -----------------------------------
                                             James H. Jenkins
                                             Senior Vice President and CFO


Dated:  February 27, 2002



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



Exhibit Index
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Exhibit
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99.1      Pooling and Servicing Agreement dated as of January 31, 2002

99.2 Ambac Certificate Guaranty Insurance Policy and Certificate Guaranty Insurance Policy Endorsement, each dated as of February 27, 2002




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